Note 7 - Income Taxes	3 Months Ended
Mar. 31, 2020
Notes
Note 7 - Income Taxes

Note 7 – Income Taxes

The Company has elected to be, and is, treated as an S corporation for income tax reporting purposes. Taxable income or loss of an S corporation is passed through to and included in the individual tax returns of the shareholders of the Company, rather than being taxed at the corporate level. Notwithstanding this election, income taxes are reported for, and paid by, the Company's insurance subsidiaries, as they are not allowed by law to be treated as S corporations, as well as for the Company in Louisiana, which does not recognize S corporation status.

Effective income tax rates were approximately 33% during the three-month period ended March 31, 2020 compared to 15% during the same period in 2019. During the current year, the S Corporation has incurred a loss, which lowered the overall pre-tax income of the Company resulting in a higher effective tax rate for the 2020 reporting period.